UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022 (May 18, 2022)

HELIX ENERGY SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
3505 West Sam Houston Parkway North
Suite 400
Houston, Texas		77043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 281-618-0400

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Helix Energy Solutions Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 18, 2022. Three proposals, as described in the Proxy Statement dated April 6, 2022, were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results:

●	Election of Director Nominees.

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
T. Mitch Little	124,218,364.73	491,507.91	—	13,564,078
John V. Lovoi	104,029,471.97	20,680,400.67	—	13,564,078
Jan Rask	47,675,036.18	77,034,836.45	—	13,564,078

Each of the directors received the affirmative vote of a plurality of the shares cast and were elected as Class I directors to the Company’s board of directors to serve a three-year term expiring at the annual meeting of shareholders in 2025 or, if at a later date, until their respective successor is elected and qualified.

●	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,059,502.84	1,041,655.66	172,792.14	—

This proposal received a majority of the votes cast; accordingly, our shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2022.

●	Approval, on a non-binding advisory basis, of the 2021 compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,874,442.67	2,052,564.11	782,865.85	13,564,078

This proposal received a majority of the votes cast; accordingly, our shareholders approved, on a non-binding advisory basis, the 2021 compensation of our named executive officers.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022
HELIX ENERGY SOLUTIONS GROUP, INC.

	By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Senior Vice President, General Counsel and Corporate Secretary